Exhibit 99.32

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-A

KEY PERFORMANCE FACTORS
November 30, 2000



Expected B Maturity 2/17/04


Blended Coupon 6.7690%


Excess Protection Level
3 Month Average   6.21%
November, 2000   6.51%
October, 2000   6.34%
September, 2000   5.78%


Cash Yield19.74%


Investor Charge Offs 4.46%


Base Rate 8.77%


Over 30 Day Delinquency 5.24%


Seller's Interest11.84%


Total Payment Rate13.77%


Total Principal Balance$56,372,819,075.31


 Investor Participation Amount$500,000,000.00


Seller Participation Amount$6,672,128,513.82